UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 17, 2020

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Lake Robbins Drive, Suite 250 The Woodlands, TX	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 675-2421

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIBT	NASDAQ Capital Market

Item 5.02	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described below in Item 5.07, on June 17, 2020, at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of RiceBran Technologies (“RBT”), the shareholders of RBT approved and adopted the amended and restated RBT 2014 Equity Incentive Plan (the “Plan”).

The Plan had been approved by the board of directors, subject to stockholder approval of the Plan. The Plan is described in greater detail in RBT’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on May 4, 2020 (the “Definitive Proxy Statement”), under the caption “Proposal 3 — Approval of our Amended and Restated 2014 Equity Incentive Plan”, which disclosure is incorporated herein by reference. The description of the Plan contained in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix B thereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

RBT’s Annual Meeting of Shareholders was held on June 17, 2020.  At the Annual Meeting, the shareholders voted on the following proposals and cast their votes as described below.

1.	Election of six (6) members to the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
Brent R. Rystrom	23,283,312	994,581	8,152,394
Brent Rosenthal	22,618,941	1,658,952	8,152,394
Peter Bradley	23,184,119	1,093,774	8,152,394
Beth Bronner	23,175,722	1,102,171	8,152,394
David I. Chemerow	23,034,864	1,243,029	8,152,394
Ari Gendason	23,057,911	1,219,982	8,152,394

Each director nominee was elected a director of RBT.

2.	Approval of an amendment to RBT’s articles of incorporation to increase the authorized number of shares of common stock from 50,000,000 to 150,000,000:

Votes For	Votes Against	Abstained	Broker Non-Votes
25,271,831	7,100,461	57,995	0

This proposal was approved.

3.	Approval of amended and restated 2014 Equity Incentive Plan:

Votes For	Votes Against	Abstained	Broker Non-Votes
18,731,594	5,238,794	307,505	8,152,394

This proposal was approved.

4.	Approval, on a nonbinding advisory basis, of the compensation of RBT’s named executive officers:

Votes For	Votes Against	Abstained	Broker Non-Votes
21,914,785	1,829,863	533,245	8,152,394

This proposal was approved.

5.	Ratification of appointment of RSM US LLP as RBT’s independent registered public accounting firm for the year ending December 31, 2020:

Votes For	Votes Against	Abstained	Broker Non-Votes
32,158,358	129,864	142,065	0

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: June 23, 2020	By:	/s/ Todd T. Mitchell

Todd T. Mitchell
Chief Financial Officer
(Duly Authorized Officer)